UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 9, 2009

Nortek, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-152934	05-0314991
(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360
(Address of Principal Executive Offices)	(Zip Code)

(401) 751-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

____________________________________________________________________________________________________________________________________________

Item 7.01	REGULATION FD DISCLOSURE

On October 9, 2009, Nortek, Inc. (“Nortek” and, together with NTK Holdings, Inc., Nortek Holdings, Inc. and certain subsidiaries of Nortek, the “Companies”) announced that Nortek had secured a commitment for a $250 million asset-based revolving credit facility, which will be available upon consummation of the joint chapter 11 plans of reorganization (the “Prepackaged Plan”) for which the Companies have commenced a solicitation of votes, as previously announced.  A copy of the press release announcing the credit facility commitment is attached as Exhibit 99.1 hereto and incorporated herein by reference.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Prepackaged Plan or an offer to sell or a solicitation of an offer to buy any securities of any of the Companies.  Any solicitation or offer to sell will be made pursuant to and in accordance with the Disclosure Statement Relating to the Joint Prepackaged Plan of Reorganization of NTK Holdings, Inc., et. al., under Chapter 11 of the Bankruptcy Code and applicable law.

The information furnished on this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  When used in this discussion and throughout this document, words, such as “intends”, “plans”, “estimates”, “believes”, “anticipates” and “expects” or similar expressions are intended to identify forward-looking statements.  These statements are based on our current plans and expectations and involve risks and uncertainties, over which we have no control, that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements.  Important factors that could cause actual future activities and operating results to differ include the availability and cost of certain raw materials, (including, among others, steel, copper, packaging materials, plastics and aluminum) and purchased components, the level of domestic and foreign construction and remodeling activity affecting residential and commercial markets, interest rates, employment, inflation, foreign currency fluctuations, consumer spending levels, exposure to foreign economies, the rate of sales growth, price, product and warranty liability claims, any amendments to the Plan, whether or not the Plan is confirmed by the bankruptcy court, and whether or not NTK, Holdings, Nortek and their domestic subsidiaries conclude their chapter 11 cases in the anticipated timeframe or at all.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements.  Readers are also urged to carefully review and consider the various disclosures made herein, as well as the periodic reports on Forms 10-K, 10-Q and 8-K, previously filed by NTK and Nortek with the Commission.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit no.	Description
99.1	Press Release, dated October 9, 2009.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK, INC.

By:	/s/ Edward J. Cooney
                  Name:       Edward J. Cooney
                  Title:          Vice President and Treasurer

Date:  October 9, 2009
INDEX TO EXHIBITS

Exhibit no.	Description
99.1	Press Release, dated October 9, 2009.